UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2007

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On December 10, 2007, CSX Transportation, Inc., (the “Company”) and CSX Corporation, the Company's parent, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the Underwriters named therein (the “Underwriters”) for the public offering of $380,821,000 aggregate principal amount of the Company’s 6.251% Secured Equipment Notes due 2023 (the “2023 Notes”). The 2023 Notes were issued pursuant to a Base Indenture, dated as of December 13, 2007, between the Company and The Bank of New York Trust Company, N.A., as trustee, as supplemented by the First Supplemental Indenture dated as of December 13, 2007 (the Base Indenture as supplemented by the First Supplemental Indenture, being herein referred to as the “Indenture”), and an Action of Authorized Pricing Officers of CSX Corporation dated December 10, 2007. The 2023 Notes have been registered under the Securities Act of 1933, as amended (the “Act”), by Post-Effective Amendment No. 1 to a Registration Statement on Form S-3ASR (Registration No. 333-140732), which became effective December 10, 2007. On December 10, 2007, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Act, its Prospectus, dated December 10, 2007, and Prospectus Supplement, dated December 10, 2007, pertaining to the offering and sale of the 2023 Notes.

The form of the 2023 Note the Base Indenture and the First Supplemental Indenture are filed as Exhibits 4.2, 4.3, and 4.4, respectively, to this Report, and are incorporated by reference into this Report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits required to be filed by Item 601 of Regulation S-K.

The following exhibits are filed as a part of this Report.

Exhibit No.	Description
1.1
Underwriting Agreement, dated December 10, 2007, among CSX Transportation, Inc., CSX Corporation and Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the underwriters named therein.

4.1	Action of Authorized Pricing Officers of CSX Corporation dated December 10, 2007.
4.2	Form of 2023 Note.
4.3	Base Indenture dated as of December 13, 2007 between CSX Transportation, Inc. and The Bank of New York Trust Company, N.A., as trustee.
4.4	First Supplemental Indenture dated as of December 13, 2007 among CSX Transportation, Inc., CSX Corporation and The Bank of New York Trust Company, N.A., as trustee.
5.1	Opinion of Cravath, Swaine & Moore LLP as to the validity of the Notes.
23.1	Consent of Cravath, Swaine & Moore LLP.
25.1	Statement of Eligibility of Trustee.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSX CORPORATION

Date:	December 17, 2007	By:	/s/ David A. Boor
David A. Boor Vice President-Tax and Treasurer